Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
23 SUBSEQUENT EVENTS
On May 28, 2020, the board of directors of the Company approved a new share repurchase program (the “2020 Program”) where the Company is authorized to repurchase up to US$10 million of its shares, effective until May 27, 2021. The Company’s proposed repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Company’s board of directors will review the share repurchase program periodically, and may authorize adjustment of its terms and size. The Company plans to fund repurchases from its existing cash balance.